Investor Update

First Quarter Fiscal Year 2017

Meta Financial Group

Forward Looking Statements

Meta Financial Group, Inc.® (the "Company") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this press release, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future," or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company's beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: the potential benefits of the acquisitions of assets from Specialty Consumer Services LP ("SCS") and EPS Financial LLC ("EPS"), including but not limited to, whether such acquisitions may increase the Company's growth; future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems® ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that the businesses of the Bank, EPS and SCS may not be combined successfully, or any such combination may take longer or be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of EPS and SCS products by the Bank may not be as high as anticipated; the risk that the expected growth opportunities or cost savings from the EPS and SCS acquisitions may not be fully realized or may take longer to realize than expected, that customer losses and business disruption following the EPS and SCS acquisitions, including adverse effects on relationships with former or current employees of EPS and SCS may be greater than expected; the risk that the Company may incur unanticipated or unknown losses or liabilities in connection with the EPS and SCS acquisitions; the risk that loan production levels and other anticipated benefits related to the recent agreements signed with H&R Block and Jackson Hewitt may not be as much as anticipated, and that the Company may incur unanticipated or unknown risks, losses or liabilities in connection with such transactions; maintaining our executive management team; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency ("OCC") and the Federal Reserve, as well as the Federal Deposit Insurance Corporation ("FDIC"), which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a substantial portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase..

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's periodic filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

The Meta Ecosystem

Banking

Retail Banking

- Regional community bank with 10 branch locations in Iowa and South Dakota
- Growing, profitable operations
- Low-cost deposit base gives Bank competitive advantage over most banks to attract high-quality credits
- Expect continued robust loan growth over the next 12 months

Specialty Finance

- Higher yields than alternative investments
- AFS/IBEX: Loans to commercial business to fund their property, casualty and liability insurance premiums
  - Short duration, typically 9-10 month maturities
  - Significant collateralization reduces credit risk
- Purchased $134 million seasoned, floating rate, private student loan portfolio in Dec. 2016 with initial expected yields at 5.00%
- Healthcare Finance – rate reset portfolio with recourse to high credit quality hospitals

METABANK

Payments

Prepaid/ATM/Other

- A Prepaid card industry leader with payments diversification
- Continuing to grow "annuity-like" stream of fee income
- New and growing relationships, driving growth with a strong pipeline
- Adjacent and complementary new product introduction
- Emerging leader in "virtual cards" for electronic settlements
- Sponsors approximately 65% of U.S. "white label" Automated Teller Machines (ATM)
- 45 patents with more than two dozen pending

Tax Services

- Three acquisitions over the past 18 months (Refund Advantage (RA), EPS Financial (EPS), Specialty Consumer Services (SCS))
- Entered into an agreement with H&R Block to provide funding for interest-free refund advance loans
- Entered into agreement with Jackson Hewitt (JH) to originate, underwrite, and service Express Refund Advances to JH customers

Tax Space Emergence

FY 2015

September 8, 2015
Completed acquisition of assets of Fort Knox Financial Services Corporation (**Refund Advantage**)

FY 2016

FY 2016 Tax Product Income of **$23.3 million** due to the addition of revenues from Refund Advantage

FY 2017

October 25, 2016
Agreement with **H&R Block** to offer interest-free tax refund advances

November 1, 2016
Completed acquisition of assets of **EPS Financial, LLC**

November 23, 2016
Agreement with **Jackson Hewitt** to originate, underwrite, and service Express Refund Advances

December 14, 2016
Completed acquisition of assets of **Specialty Consumer Services, LP**

Financial Highlights

- Net income of $1.2 million and earnings per diluted share of $0.14 for Q1 FY 2017 compared to $4.1 million and $0.49 per diluted share for Q1 FY 2016
  - Q1 FY 2017 pre-tax results included $1.5 million in amortization of intangibles, $1.2 million in securities losses, $1.2 million in non-cash stock-related compensation associated with employee agreements for three named executives, $1.0 million in direct tax season start-up expenses, and $1.0 million of acquisition-related expenses
- Net Interest Income: increased 13% compared to Q1 FY 2016, primarily driven by higher volumes in loans and higher volumes and yields from investments; however, the Company delayed significant securities purchases normally completed in August through December, in preparation for the addition of the student loan portfolio and the tax related lending making a prior period comparison difficult
- Card fee income increased 21%, compared to Q1 FY 2016
- Quarterly average assets grew to $3.49 billion, compared to $2.69 billion for Q1 FY 2016, an increase of 30%
- Total end of period loans, net of allowance for loan losses, increased $371.2 million, up 50% from Q1 FY 2016. Excluding the $134 million purchased student loan portfolio, total loans were up $237 million, or 32%
- Total average deposits increased by $712.4 million, up 36% and average MPS deposits increased by $280.2 million or 16% from Q1 FY 2016
- Non-performing assets (NPAs) were 0.05% of total assets at December 31, 2016, compared to 0.22% at December 31, 2015

Revenue Breakout


1Q17
($MM)
Net Interest Income; $19.8
Card Fees; $18.4
Tax Product Fees; $0.6
Other Income; $0.3

Expense Breakout


1Q17
($MM)
Compensation & Benefits; $17.9
Card Processing; $5.6
Occupancy & Equipment; $4.0
Legal & Consulting; $2.7
Amortization Expense; $1.5
Other Expense; $5.1

Net Interest Income ($MM)



Net Interest Income and NIM
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
$17.56
$19.94
$19.92
$19.89
$19.83
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17

First Quarter Highlights

Net interest margin (NIM) decreased 31 bps compared to fiscal 2016 first quarter

- Issuance of subordinated debt (13 bps)
- Testing and implementation of new funding programs to prepare for tax season generated higher than typical cash balances pressuring NIM (~13-17 bps)
- No material benefit from student loan portfolio in first fiscal quarter, should enhance NIM going forward

Growth Opportunities

Opportunity for NIM expansion in current and higher rate environment

- Purchase of floating rate student loan portfolio as well as continued security purchases and growth in AFS/IBEX loan portfolio provides opportunity for higher NIM in an up-rate environment
- Cash flow reinvestment opportunity also promotes NIM expansion in an up-rate environment
- New deposits from MPS deployed at higher rates in up-rate environment
- Significant additional securities purchases expected in fiscal second quarter after repayment of tax loans at materially higher average rates than if executed in August through December timeframe as done historically

Net Interest Drivers ($MM)

Fiscal Quarter Average



Total Investments and Yield
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
$1,723
$2,020
$2,004
$2,039
$2,067
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17



Total Loans and Yield
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
$735
$774
$826
$906
$970
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17



Interest Bearing Liabilities and Cost of Funds
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$623
$504
$615
$841
$1,005
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17

First Quarter Highlights

- Investment and loan yields well-positioned to increase with rising rates
- Increased duration flexibility provides opportunity for increased yields in the securities portfolio
- Mortgage-backed securities portfolio yields expected to increase with only nominal extension as rates rise
- Cost of funds for all deposits and borrowings averaged 0.36%; increase caused by temporary wholesale deposits in preparation for upcoming tax season and subordinated debt
- Low cost of funds continues to be driven by non-interest bearing deposits generated by MPS

Meta Financial Group

Earning Asset Mix ($MM)


Interest Earning Assets
Fiscal Quarter Average
$2,503
$2,864
$2,852
$3,000
$3,223
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Tax-Exempt Investment Securities
Mortgage-Backed Securities
Loans
Cash and Other Securities

Continue to improve earning asset mix

- Asset diversification with higher yields
- Continued robust loan growth at retail bank and AFS/IBEX

29% *Earning Asset Growth Q1-16 to Q1-17*

Loan Portfolio Composition ($MM)



Loans Receivable Portfolio Composition
Period Ending
$745
$785
$861
$926
$1,115
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Commercial
Premium Finance
Residential
Agriculture
Consumer

First Quarter Highlights

Total loans receivable increased from $745 million to $981 million on December 31, 2015 and December 31, 2016, respectively, a 32% increase, excluding student loan portfolio purchase

YoY loan growth driven by increases in Commercial, Premium Finance, Residential, and Consumer

- Retail Bank loan growth 26%, YoY
- AFS/IBEX loan growth 62%, YoY

QoQ loan growth related to increases in Commercial Real Estate, Premium Finance, and Consumer, offset by a decrease in Ag. loans

Consumer loan growth driven by purchase of student loan portfolio in December 2016

Allowance for loan losses was $6.4 million, or 0.6% of total loans at December 31, 2016

Balance Sheet Overview ($MM)


Total Assets
Fiscal Quarter Average
$2,687
$3,078
$3,068
$3,235
$3,491
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17


Total Liabilities
Fiscal Quarter Average
$2,412
$2,777
$2,749
$2,900
$3,139
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Non-interest bearing deposits
Interest bearing deposits
Wholesale deposits
Borrowings
Subordinated Debt
Other liabilities

First Quarter Highlights

Average assets for fiscal 2017 first quarter grew 30% compared to the same period in fiscal 2016

Very strong asset quality

- Non-performing assets (NPAs) were $2.3 million, representing 0.05% of total assets, small fraction of bank industry averages[1]
- No NPAs within the Payments segment
- Continue investment strategy to purchase high-quality investments at attractive relative rates as opportunities arise

Average deposits for fiscal 2017 first quarter increased 36% and average MPS deposits increased 16% compared to the same period in fiscal 2016.

- Long-term deposit growth rates are expected to remain strong
- Stable, low-cost, long duration funding advantage with non-interest bearing deposits is expected to remain in a rising rate environment
- Temporary wholesale deposit programs tested and implemented to support tax related lending drove up average deposits and cash balances

[1]Meta NPA/Assets as of 12/31/2016, all other bank NPA/Assets as reported in FDIC SDI report at 9/30/2016, total of 5,980 institutions included in reporting group (All Institutions – National)

Regulatory Capital



Regulatory Capital Ratios
At December 31, 2016[1]
7.12%
9.61%
13.36%
18.55%
13.78%
18.55%
18.40%
18.93%
Tier 1 (Core) Leverage
Common Equity Tier 1
Tier 1 (Core) Risk-Based
Total Risk-Based
Meta Financial Group, Inc.
MetaBank
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions
[1]Amounts estimated

Goal: maintain strong capital ratios

- MetaBank 6 Month Average Tier 1 Leverage > 8.0%
- MetaBank 6 Month Average Total Risk-Based Capital >13.0%
- Exceeds all required capital ratios

Prudent capital management, flexibility to source future needs

- June 2016 assigned an A- for the Bank's senior unsecured debt and deposits by Kroll Bond Rating Agency (KBRA)
- June 2016 assigned a BBB+ for the Company's senior unsecured debt by KBRA
- August 2016 issued $75 million of Subordinated Debt

Infrastructure

Early adopter of sophisticated compliance systems

Investments in program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- These prior investments allow more focus on growing current business and new development opportunities, with expected improving efficiencies

High competitive barriers to enter prepaid and tax industries = wide "moat"

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Durbin-related disadvantages for banks over $10B in assets

Interest Rate Risk Management

Interest rate sensitivity (what management believes)

Static interest rate risk results do not accurately reflect Meta's true interest rate sensitivity due to our unique and historically predictable deposit base

- Utilizing quarterly average balances for deposits, cash, and borrowings provides a more accurate view of the Company's IRR position
- MPS-related, non-interest bearing deposit value will be unlocked as interest rates rise
- Significant non-interest deposit growth also gives more net income upside that is not reflected in IRR analysis
- Increased value of non-interest bearing deposits and long average life, despite "brokered deposit" categorization

Positively leveraged for higher rate environment

Other Comprehensive Income volatile relative to peers

- We believe GAAP understates balance sheet true value, particularly low-cost deposits
- Meta mark-to-market ~50% of assets available for sale (securities) vs. typical "peer" at ~15-20%

Industry Recognition

LEHIGH VALLEY BUSINESS

EPS Financial Business of the Year 2016 (25-100 Employees)

Bank Director

#1 Top Growth Bank (May 2016)
Named Top Community Bank (Aug 2016)

SIOUX FALLS BUSINESS JOURNAL
PART OF THE USA TODAY NETWORK

MetaBank named one of "7 To Watch in '17"

NACHA The Electronic Payments Association

Top 50 of ACH originators in 2015
Top 30 of ACH receivers in 2015

IIAT ADVANTAGE
E&O • MARKETS • BUSINESS PARTNERS

AFS/IBEX has been an Advantage Partner for IIAT since **2015**

THE NILSON REPORT

Second largest prepaid card issuer in the U.S. ranked by purchase volume (2015)

AMERICAN BANKER magazine

#44 "More double-digit goodness" (June 2015) based on average ROE over the past three years
#48 "Top 200 Community Banks and Thrifts" (June 2015) Top 1% based on three year ROE

Appendix

Income Statement

(dollars in thousands)	Three Months Ended Q1 Dec. 2017	Q4 Sept. 2016	Q3 June 2016	Q2 March 2016	Q1 Dec. 2016	Percent Change Q1-17 vs. Q1-16
Net Interest Income	19,833	19,893	19,919	19,937	17,556	13.0%
Card Fee Income	18,414	17,920	18,779	18,579	15,256	20.7%
Tax Product Fee Income	625	285	3,431	21,071	135	362.2%
Other Income	310	1,023	1,597	1,251	1,443	-78.5%
Total Revenue	**$ 39,182**	**$ 39,122**	**$ 43,726**	**$ 60,838**	**$ 34,390**	**13.9%**
Provision for Loan Loss	843	548	2,098	1,172	786	7.2%
Compensation and Benefits	17,850	14,536	15,375	17,110	14,655	21.8%
Card Processing Expense	5,579	5,406	5,606	6,017	5,234	6.6%
Tax Product Expense	78	32	360	8,238	18	341.9%
All Other Expense	13,246	11,251	10,285	10,424	10,102	31.1%
Net Income Before Taxes	**$ 1,586**	**$ 7,349**	**$ 10,002**	**$ 17,876**	**$ 3,595**	**-55.9%**
Income Tax Expense	343	1,344	1,128	3,594	(463)	-173.9%
Net Income	**$ 1,244**	**$ 6,006**	**$ 8,873**	**$ 14,282**	**$ 4,058**	**-69.4%**

Balance Sheet

	Fiscal Quarter Average					Percent Change
(dollars in thousands)	Q1 Dec. 2017	Q4 Sept. 2016	Q3 June 2016	Q2 March 2016	Q1 Dec. 2016	Q1-17 vs. Q1-16
Cash and Cash Equivalents	195,004	50,976	23,154	88,331	47,295	312.3%
Investments and MBS	2,084,101	2,075,599	2,026,849	2,036,633	1,724,726	20.8%
Net Loans	963,984	900,199	818,922	767,166	728,411	32.3%
Other Assets	247,933	208,202	198,870	186,326	186,279	33.1%
Assets	**$ 3,491,022**	**$ 3,234,976**	**$ 3,067,795**	**$ 3,078,455**	**$ 2,686,711**	**29.9%**
Retail Bank Deposits	307,207	278,965	224,161	211,778	232,312	32.2%
MPS Deposits	2,016,166	1,973,951	2,080,924	2,224,440	1,735,930	16.1%
Wholesale Deposits	357,224	-	-	-	-	100.0%
Other Liabilities	458,337	647,518	443,485	340,784	443,681	3.3%
Shareholder's Equity	352,088	334,543	319,226	301,454	274,788	28.1%
Liabilities and Equity	**$ 3,491,022**	**$ 3,234,976**	**$ 3,067,795**	**$ 3,078,455**	**$ 2,686,711**	**29.9%**

Meta Financial Group